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                                                                  EXHIBIT 3.B(2)




                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors of
A I M Distributors, Inc. and
Planholders of Summit Investors Plans


We consent to the use of our report on Summit Investors Plans dated February 13, 1998 included herein.




                             /s/ KPMG PEAT MARWICK LLP
                             -------------------------
                             KPMG Peat Marwick LLP


Houston, Texas
February 18, 1998